UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 25, 2026

NIGHTFOOD HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55406	46-3885019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13501 South Main Street

Los Angeles, CA 90016

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 291-7778

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Item 8.01 Other Events.

On June 25, 2026, Nightfood Holdings, Inc. (“Nightfood”), entered into a non-binding Letter of Intent (the “LOI”) with the shareholders of Jiun Jiang Enterprise Co., Ltd. (“JJ Enterprise”), a Taiwan-based company, setting forth the principal terms under which the parties intend to negotiate and enter into one or more definitive agreements (the “Definitive Agreements”) pursuant to which Nightfood would acquire fifty-one percent (51%) of the issued and outstanding equity interests of JJ Enterprise (the “Transaction”).

The Transaction is contemplated as a share exchange in which Nightfood would acquire 51% of the issued and outstanding equity interests of JJ Enterprise, and JJ Enterprise would become a majority-owned operating subsidiary of Nightfood. The consideration for the Transaction consists solely of shares of Nightfood common stock, with final terms to be set forth in Definitive Agreements. The closing of the Transaction is subject to certain closing conditions. There is no guarantee that Nightfood will enter into the Definitive Agreements on the terms described herein or at all, or that the Transaction will be consummated as described herein or at all.

Item 7.01 Regulation FD Disclosure

On June 25, 2026, the Company issued a press release disclosing the signing of the LOI..

A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibits 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No	Description
10.1	Non-Binding Letter of Intent, dated June 22, 2026, by and among Nightfood Holdings, Inc. and the shareholders of Jiun Jiang Enterprise Co., Ltd.

99.1	Press Release date June 25, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2026

NIGHTFOOD HOLDINGS, INC.

By:	/s/ JIMMY CHAN
Name:	Jimmy Chan
Title:	Chief Executive Officer